                                                                     Exhibit 4.2

                 [MTI TECHNOLOGY CORPORATION STOCK CERTIFICATE]

CERTIFICATE 74569

                                   [mti LOGO]


INCORPORATED UNDER THE LAWS
 OF THE STATE OF DELAWARE


                           MTI TECHNOLOGY CORPORATION
    THIS CERTIFICATE IS TRANSFERABLE IN RIDGEFIELD PARK, NJ OR NEW YORK, NY



                                                              CUSIP 553903 10 5



FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $.001 PER SHARE,

                                       OF

-------------------------- MTI TECHNOLOGY CORPORATION--------------------------
transferable on the books of the Corporation by the holder hereof in person or by duly authorized Attorney upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

/s/ Mark Franzen
Chief Financial Officer & Secretary


/s/ Thomas P. Raimondi, Jr.
Chairman, President & Chief Executive Officer

                           MTI TECHNOLOGY CORPORATION
                                 CORPORATE SEAL
                                      1992
                                    DELAWARE

     The Corporation shall furnish without charge to each stockholder who so requests a statement of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock of the Corporation or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights. Such requests shall be made to the Corporation's Secretary at the principal office of the Corporation.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM - as tenants in common
     TEN ENT - as tenants by the entireties
     JT TEN - as joint tenants with right of survivorship and not as tenants in common

UNIF GIFT MIN ACT - ........Custodian.............
                     (Cust)              (Minor)

                    under Uniform Gifts to Minors
                    Act...........................
                              (State)

UNIF TRF MIN ACT - .........Custodian (until age.......)
                     (Cust)

                   ............under Uniform Transfers
                    (Minor)

                   to Minors Act.......................
                                        (State)

    Additional abbreviations may also be used though not in the above list.

      FOR VALUE RECEIVED, ____ hereby sell, assign and transfer unto



PLEASE INSERT SOCIAL SECURITY OR OTHER
     IDENTIFYING NUMBER OF ASSIGNEE

______________________________________


_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

______________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

______________________________________________________________________ Attorney
to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated___________________________

                                             X__________________________________

                                             X__________________________________

                                             THE SIGNATURE(S) TO THIS ASSIGNMENT
                                   NOTICE: MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE
                                             CERTIFICATE IN EVERY PARTICULAR,
                                             WITHOUT ALTERATION OR ENLARGEMENT
                                             OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed



By_______________________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS
AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP
IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM),
PURSUANT TO S.E.C. RULE 17Ad-15.